EXHIBIT 10.50


         GLOBAL BEVERAGE SOLUTIONS, INC. AND CERTAIN OF ITS SUBSIDIARIES
                            MASTER SECURITY AGREEMENT



To:      XStream Beverage Network, Inc.
         2 S. University Drive
         Suite 220
         Plantation, FL 33324

Date: January 31, 2007

To Whom It May Concern:

1. To secure the payment of all Obligations (as hereafter defined), Global Beverage Solutions, Inc., a Nevada corporation (the "Company"), and each other entity that is required to enter into this Master Security Agreement (each an "Assignor" and, collectively, the "Assignors") hereby assigns and grants to XStream Beverage Network, Inc., Nevada corporation ("XStream"), a continuing security interest in all of the following property now owned or at any time hereafter acquired by the Company or an Assignor, or in which the Company or any Assignor now has or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, fixtures, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among the Company's or an Assignor's affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all partnership interests, limited liability company membership interests and all other equity interests owned by the Company or any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which the Company and an Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings provided such terms in the Plan and Agreement of Merger or Note referred to below.

2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by the Company and each Assignor to XStream arising under, out of, or in connection with: (i) that certain Plan and Agreement of Merger, dated as of the date hereof, by and between the Company, XStream, Beverage Network of Maryland, Inc. and Global Merger Corp. (the "Merger Agreement"), (ii) Secured Promissory Note, dated the date hereof (the "Note"), and (iii) the related agreements described in the Merger Agreement and Note (the Merger Agreement, Note and each related agreement as each may be amended, modified, restated or supplemented from time to time, collectively, the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of the Company or any Assignor to XStream, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, including, without limitation, obligations and liabilities of the Company and each Assignor for post-petition interest, fees, costs and charges that accrue after the commencement of any case by or against the Company or any Assignor under any bankruptcy, insolvency, reorganization or like proceeding (collectively, the "Debtor Relief Laws") in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against the Company or any Assignor under any Debtor Relief Law.

3. The Company and each Assignor hereby jointly and severally represents, warrants and covenants to XStream that:

     (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and formed under the respective laws of its jurisdiction of formation set forth on Schedule A, and it will provide XStream thirty (30) days' prior written notice of any change in any of its respective jurisdiction of formation;

     (b) its legal name is as set forth in its Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide XStream thirty (30) days' prior written notice of any change in its legal name;

     (c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide XStream thirty (30) days' prior written notice of any change in its organizational identification number;

     (d) it is the lawful owner of its Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

     (e) it will keep its Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations and (ii) Encumbrances securing indebtedness of the Company or each any Assignor (i) not to exceed $50,000 in the aggregate for the Company or any Assignor so long as all such Encumbrances are removed or otherwise released to XStream's satisfaction within ten
          (10) days of the creation thereof;

     (f) it will, at its and the other Assignors' joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or other Assignors' business;

     (g) it will not, without XStream's prior written consent, sell, exchange, lease or otherwise dispose of any Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

          (i) the proceeds of each such disposition are used to acquire replacement Collateral which is subject to XStream's second priority perfected security interest, or are used to repay the Obligations or to pay general corporate expenses; or

          (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to XStream to be held as cash collateral for the Obligations;

     (h) it will insure or cause the Collateral to be insured in XStream's name (as an additional insured and loss payee) against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as XStream shall specify in amounts and under policies by insurers acceptable to XStream and all premiums thereon shall be paid by the Company or Assignor and the policies delivered to XStream. If the Company or any Assignor fails to do so, XStream may procure such insurance and the cost thereof shall be promptly reimbursed by the Company or the Assignors, jointly and severally, and shall constitute Obligations;

     (i) it will at all reasonable times allow XStream or XStream's representatives free access to and the right of inspection of the Collateral;

     (j) the Company and Assignors (jointly and severally with each other) hereby indemnifies and saves XStream harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that XStream may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against XStream, the Company or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by XStream's own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Master Security Agreement:

     (a) any covenant or any other term or condition of this Master Security Agreement is breached in any material respect and such breach, to the extent subject to cure, shall continue without remedy for a period of fifteen (15) days after the occurrence thereof;

     (b) any representation or warranty, or statement made or furnished to XStream under this Master Security Agreement by the Company or any Assignor or on the Company's or any Assignor's behalf should prove to any time be false or misleading in any material respect on the date as of which made or deemed made;

     (c) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

          (i) such loss is covered by insurance proceeds which are used to replace the item or repay XStream; or

          (ii) said levy, seizure or attachment does not secure indebtedness in excess of $25,000 in the aggregate for the Company or any respective Assignor and such levy, seizure or attachment has been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

     (d) an Event of Default shall have occurred under and as defined in any Document.

5. Upon the occurrence of any Event of Default and at any time thereafter, XStream may declare all Obligations immediately due and payable and XStream shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of Florida, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, XStream will have the right to take possession of the Collateral and to maintain such possession on the Company or any Assignor's premises or to remove the Collateral or any part thereof to such other premises as XStream may desire. Upon XStream's request, the Company and each Assignor shall assemble or cause the Collateral to be assembled and make it available to XStream at a place designated by XStream. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the Company or applicable Assignor either at such party's address shown herein or at any address appearing on XStream's records for such party. Any proceeds of any disposition of any of the Collateral shall be applied by XStream to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by XStream toward the payment of the Obligations in such order of application as XStream may elect, and the Company and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, XStream shall have the immediate right to withdraw any and all monies contained in any deposit account in the name of the Company or any Assignor and controlled by XStream and apply same to the repayment of the Obligations (in such order of application as XStream may elect).

6. If the Company or any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such party's part to be performed or fulfilled under or pursuant to this Master Security Agreement, XStream may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to the Company or any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for the Company's or each Assignor's joint and several account and at the Company's or each Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at XStream's option, debited by XStream from any other deposit accounts in the name of the Company or any Assignor and controlled by XStream.

7. With effect solely upon the occurrence and during the continuance of an Event of Default beyond any applicable grace period, the Company and each Assignor appoints XStream, any of XStream's officers, employees or any other person or entity whom XStream may designate as such party's attorney, with power to execute such documents in each party's behalf and to supply any omitted information and correct patent errors in any documents executed by the Company or any Assignor or on their respective behalf; to file financing statements against the Company or any Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign such party's name on public records; and to do all other things XStream deem necessary to carry out this Master Security Agreement. The Company and each Assignor hereby ratifies and approves all acts of the attorney and neither XStream nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8. No delay or failure on XStream's part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by XStream and then only to the extent therein set forth, and no waiver by XStream of any default shall operate as a waiver of any other default or of the same default on a future occasion. XStream's books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon the Company and each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof, absent manifest error. XStream shall have the right to enforce any one or more of the remedies available to XStream, successively, alternately or concurrently. The Company and each Assignor agrees to join with XStream in executing such documents or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to XStream and in executing such other documents or instruments as may be required or deemed necessary by XStream for purposes of affecting or continuing XStream's security interest in the Collateral.

9. THIS MASTER SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. All of the rights, remedies, options, privileges and elections given to XStream hereunder shall inure to the benefit of XStream's successors and assigns. The term "XStream" as herein used shall include XStream, any parent of XStream's, any of XStream's subsidiaries and any co-subsidiaries of XStream's parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of the Company and each Assignor.

10. The Company and each Assignor hereby consents and agrees that the state of federal courts located in the County of Broward, State of Florida shall have exclusive jurisdiction to hear and determine any claims or disputes between the Company or Assignor, on the one hand, and XStream, on the other hand, pertaining to this Master Security Agreement or to any matter arising out of or related to this Master Security Agreement, provided, that XStream, the Company and each Assignor acknowledges that any appeals from those courts may have to be heard by a court located outside of the County of Broward, State of Florida, and further provided, that nothing in this Master Security Agreement shall be deemed or operate to preclude XStream from bringing suit or taking other legal action in any other jurisdiction to collect, the Obligations, to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of XStream. The Company and each Assignor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the Company and each Assignor hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. The Company and each Assignor hereby waives personal service of the summons, complaint and other process issues in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to such party at the address set forth on the signature lines hereto and that service so made shall be deemed completed upon the earlier of the Company's or such Assignor's actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

     The parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any action, suite, or proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between XStream, the Company and/or any Assignor arising out of, connected with, related or incidental to the relationship established between them in connection with this Master Security Agreement or the transactions related hereto.

11. It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to XStream, (y) delivering supplements to such exhibits and annexes to such Documents as XStream shall reasonably request and (z) taking all actions as specified in this Master Security Agreement as would have been taken by such Assignor had it been an original party to this Master Security Agreement, in each case with all documents required above to be delivered to XStream and with all documents and actions required above to be taken to the reasonable satisfaction of XStream.

12. All notices from XStream to any Assignor shall be sufficiently given if mailed or delivered to such Assignor's address set forth below.





                             [SIGNATURES TO FOLLOW]

                                       Very truly yours,


                                       GLOBAL BEVERAGE SOLUTIONS, INC.


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title: President


                                       GLOBAL MERGER CORP.
                                       By:
                                           -----------------------------------
                                       Name:
                                       Title: Chief Executive Officer


                                       BEVERAGE NETWORK OF MARYLAND, INC.

                                       By:
                                           -----------------------------------
                                       Name:
                                       Title: Chief Executive Officer


                                       ACKNOWLEDGED:

                                       XSTREAM BEVERAGE NETWORK,  INC.

                                       By:
                                           -----------------------------------
                                       Name: Ted Farnsworth
                                       Title: Chairman & CEO

                                   SCHEDULE A

                                                              ORGANIZATION
                                        JURISDICTION OF      IDENTIFICATION
ENTITY                                    FORMATION              NUMBER
------------------------------------  ------------------- ----------------------
Global Merger Corp.                        Nevada
Beverage Network of Maryland, Inc.         Florida